Earnings per share	12 Months Ended
Dec. 31, 2024
Earnings per share
Earnings per share

(17) Earnings per share

-Accounting Principles-

Basic EPS is calculated by dividing the Net income (loss) attributable to shareholders by the weighted average number of common shares outstanding during the period, adjusted for own shares held. Diluted EPS is determined by adjusting the Net income (loss) attributable to shareholders and the weighted average number of common shares outstanding during the period, adjusted for own shares held, for the effects of all dilutive potential common shares, which comprises forward purchase contracts, restricted shares, performance shares and share options granted to employees.

-Earnings per share-

The weighted average number of ordinary shares is calculated as follows:

Shares in thousands	2024	2023	2022
Issued shares 1. Jan.	177,186	176,953	176,608
Treasury shares 1. Jan.	(250)	(250)	(250)
Effect of weighted average stock options exercised	359	214	316
Weighted Average Number of Shares Outstanding Dec 31.	177,295	176,917	176,674

Diluted net income per share is computed by dividing the surplus attributable to shareholders of Evotec SE, by the weighted-average number of ordinary shares and share equivalents outstanding for the period determined using the treasury-stock method. For purposes of this calculation, stock options and SPA are common stock equivalents and are only included in the calculation of diluted net income per share when their effect is dilutive. In 2024, the number of potentially dilutive shares to be issued from stock options and SPA amounted to 2,079,768 (2023: 1,000,455). For calculating the diluted net result per share, the resulting dilutive shares are included from the beginning of the period. Diluted and non-diluted earnings per share are identical as all share equivalents are anti-dilutive.